Exhibit 99.1

111 N. Wall St. Spokane, Wash. 99201-0696	Media contact:	(509) 626-5348
	Cara L. Coon	cara.coon@bankwithsterling.com
	Investor contact:	(509) 227-0961
	Patrick Rusnak	patrick.rusnak@bankwithsterling.com

Sterling Financial Corporation Announces Cash Dividend

Spokane, Wash. (March 19, 2014) – Sterling Financial Corporation (NASDAQ:STSA) (“Sterling”) today announced that its Board of Directors approved a quarterly cash dividend of $0.20 per common share.  The dividend is payable on April 15, 2014 to shareholders of record as of April 1, 2014.

The timing for the payment of this dividend is being accelerated in accordance with the Agreement and Plan of Merger (“Merger Agreement”) between Sterling and Umpqua Holdings Corporation (“Umpqua”) in order to ensure that Sterling shareholders receive the same number of dividends as Umpqua shareholders for each quarter between execution of the Merger Agreement and completion of the merger, which is currently expected to occur during the second quarter of 2014, subject to regulatory approval and the satisfaction of customary closing conditions.

About Sterling Financial Corporation

Sterling Financial Corporation (NASDAQ:STSA) of Spokane, Washington, is the bank holding company for Sterling Savings Bank, a Washington state chartered and federally insured commercial bank. Sterling Savings Bank does business as Sterling Bank outside of California and as Argent Bank in California, offering banking products and services, mortgage lending, and trust and investment products to individuals, small businesses, corporations and other commercial organizations. As of December 31, 2013, Sterling Financial Corporation had assets of $10.32 billion and operated depository branches in Washington, Oregon, Idaho and California. Visit Sterling Financial Corporation’s website at www.sterlingfinancialcorporation.com.

Cautionary Statement Regarding Forward-Looking Statements
This document contains certain “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995.  Forward-looking statements may be identified by the use of words such as “anticipate”, “may”, “can”, “believe”, “expect”, “project”, “intend”, “likely”, “plan”, “seek”, “should”, “would”, “estimate” and similar expressions and any other statements that predict or indicate future events or trends or that are not statements of historical facts.  These forward-looking statements are subject to numerous risks and uncertainties.  Actual results may differ materially from the results discussed in these forward-looking statements because such statements are inherently subject to significant assumptions, risks and uncertainties, many of which are difficult to predict and are generally beyond Sterling’s and Umpqua’s control.  These risks and uncertainties include, but are not limited to, the following: risk that a regulatory approval that may be required for the proposed merger is not obtained or is obtained subject to conditions that are not anticipated, the timing to consummate the proposed merger and the risk that a condition to closing of the proposed merger may not be satisfied. Sterling and Umpqua undertake no obligation (and expressly disclaim any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.  For additional information concerning factors that could cause actual conditions, events or results to materially differ from those described in the forward-looking statements, please refer to the factors set forth under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Umpqua’s and Sterling’s most recent Form 10-K and 10-Q reports and to Sterling’s and Umpqua’s most recent Form 8-K reports, which are available online at www.sec.gov.  No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Umpqua or Sterling.

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